Janus Equity Funds

    Supplement dated January 1, 2000 to Janus Equity Funds' Prospectus dated
                               February 17, 1999
as supplemented April 16, 1999 and September 30, 1999, and to Janus Venture Fund
                       Prospectus dated February 17, 1999

THIS INFORMATION SUPPLEMENTS THE JANUS INVESTMENT FUNDS' COMBINED EQUITY FUNDS' PROSPECTUS DATED FEBRUARY 17, 1999 AS SUPPLEMENTED APRIL 16, 1999 AND SEPTEMBER 30, 1999, AND THE JANUS VENTURE FUND PROSPECTUS DATED FEBRUARY 17, 1999. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUSES AND ANY PREVIOUS SUPPLEMENTS, CONSTITUTE CURRENT PROSPECTUSES. TO REQUEST ANOTHER COPY OF A PROSPECTUS, PLEASE CALL 1-800-525-3713.

I. The following information should be added to the INVESTMENT
   PERSONNEL/PORTFOLIO MANAGERS' section on page 56 of the Combined Equity Fund
   Prospectus:

Blaine P. Rollins is Executive Vice President and portfolio manager of Janus Fund, replacing James P. Craig who previously managed Janus Fund from June 1986 through December 1999. Mr. Rollins served as Executive Vice President and portfolio manager of Janus Balanced Fund from January 1996 through December 1999, Executive Vice President and portfolio manager of Janus Equity Income Fund from June 1996 through December 1999, and as assistant portfolio manager of Janus Fund from January 1994 through December 1999. Mr. Rollins joined Janus Capital in 1990 and gained experience as a fixed-income trader and equity research analyst prior to managing Janus Balanced Fund. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

                                                             (Continued on back)

Karen L. Reidy is Executive Vice President and portfolio manager of Janus Balanced Fund and Janus Equity Income Fund, replacing Blaine P. Rollins who previously managed both funds. Ms. Reidy is also an assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms. Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She is a Chartered Financial Analyst.

John H. Schreiber is an assistant portfolio manager of Janus Fund. Mr. Schreiber joined Janus Capital in 1997 as an equity research analyst. Prior to joining Janus Capital, he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in mechanical engineering from the University of Washington and a Master of Business Administration from Harvard University. He is a Chartered Financial Analyst.

II. The following information amends the PORTFOLIO MANAGERS' section on page 33 of the Janus Venture Fund Prospectus:

Effective January 1, 2000, James P. Craig will no longer be a portfolio manager for Janus Venture Fund. Janus Venture Fund will be co-managed by William H. Bales and Jonathan D. Coleman who have been portfolio managers for Janus Venture Fund since February 1, 1997.

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